 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2007

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SUN AMERICAN BANCORP

(Exact name of registrant as specified in its charter)

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Delaware	0-22911	65-032364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9293 Glades Road, Boca Raton, Florida 33434

(Address of principal executive offices) (Zip Code)

561-544-1908

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

Item 3.03

Material Modification to Rights of Security Holders.

On November 15, 2007, the Company extended the expiration date of the Company’s outstanding Class A Common Stock Purchase Warrants, which were set to expire on staggered dates between November 2007 and April 2008, to 5:00 p.m. Eastern time on December 31, 2008. A notice of the extension is being sent to all record holders of the Class A Warrants, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference.

Item 9.01

Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.	Description
10.1	Notice Extending the Expiration Date of Class A Common Stock Purchase Warrants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2007

SUN AMERICAN BANCORP

By:	/s/ MICHAEL E. GOLDEN
Name:	Michael E. Golden
Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Notice Extending the Expiration Date of Class A Common Stock Purchase Warrants